January 31, 2007

United States Securities and Exchange Commission

Division of Corporate Finance

100 F Street N.E.

Washington, D.C. 20549

Attention:        Mr. William Friar, Financial Analyst

Dear Mr. Friar:

Re: Enterra Systems Inc. Amendment No. 3 to Registration Statement on Form SB-2 Filed on December 11, 2006; File No. 333-131869

                                 Thank you for your letter dated December 22, 2006, with respect to the Registration Statement on Form SB-2/A No. 3 filed by Enterra Systems Inc. (the “Company”) on December 11, 2006.

Our responses are numbered in a manner that corresponds with your comments as set out in your letter of December 22, 2006.

General

1.

Please revise your filing to provide updated financial statements as of October 31, 2006 pursuant to Item 310(g)(2) of Regulation S-B. Similarly, please revise your MD&A to incorporate discussions of these periods in accordance with Item 303(b)(1) of Regulation S-B.

RESPONSE: We have revised our filing to include our October 31, 2006 and 2005 financial statements and have also revised our MD&A in accordance with item 303(b)(1) of Regulation S-B.

Risks Related to Our Securities

2.

You state on page 10 that your outstanding principal and accrued interest as of November 30, 2006 on your CMMG debt is $2,077,295 but on page 30 state it is $2,216,345. Please revise your filing accordingly for consistency.

RESPONSE: We have revised our filing for consistency and to show the outstanding principal and accrued interest as of January 2, 2007 to be $2,377,443.

Notes to Financial Statements

Footnote 4. Long Term Debt, Page F13

3.

We note your responses to comments 5 and 9 of our letter dated September 29, 2006. We also note your disclosures for both your NRC debt and CMMG debt, which state that “as time passes and the loan approaches maturity, financing fees, which are the amortization of the present value discount, are expensed”. Please tell us if you are amortizing the debt discounts using the effective interest method as prescribed by paragraph 15 of APB No. 21 and revise your filing accordingly.

RESPONSE: In accordance with paragraph 15 of APB No. 21 we have revised the debt discounts so that they are being amortized using the effective interest rate method. Consequently, we have updated our filing to include the following disclosure in note 4 of the financial statements: “the discount on debt is being amortized using the effective interest method as prescribed by paragraph 15 of APB No. 21”

Footnote 10. Restatement, page F21

4.

We note the revisions made to your filing as a result of comment 2 of our letter dated September 29, 2006. Please revise your filing to present all financial statement line items affected by the restatement in accordance with paragraph 26(a) of SFAS 154. It appears that you have not presented the impact of the restatement on long-term debt and share issuances to employees for the period ended October 31, 2003 as you have for the other restated periods.

RESPONSE: The current Registration Statement does not include the financial statements for the year ended October 31, 2003 and accordingly the effect of the restatements for that year is included in the opening balance of stockholders’ equity as at October 31, 2004.

We look forward to the receipt of any further comments which you may have in regard to the Amended Registration Statement. Should you have any questions, please do not hesitate to contact the writer.

Yours truly,

Enterra Systems Inc.

/s/ Richard Eppich

Richard Eppich, President

cc: Mr. Bernard Pinsky

Clark Wilson LLP